UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5, 2010

The Travelers Companies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-10898	41-0518860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

485 Lexington Avenue New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(917) 778-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On November 5, 2010, The Travelers Companies, Inc. issued a news release announcing the amendment and extension of its consent solicitation relating to its 6.75% Senior Notes due 2036 and the extension of its tender offer for any and all of its 6.25% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067.  A copy of the news release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)               Exhibits.

Exhibit No.	Description
99.1	News Release, dated November 5, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2010	THE TRAVELERS COMPANIES, INC.

	By:	/s/ Matthew S. Furman
Name: Matthew S. Furman
Title: Senior Vice President